First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.



                                             /s/ Glenn O. Head
                                                 Glenn O. Head

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.


                                         /s/ James J. Coy
                                             James J. Coy

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.


                                         /s/ Roger L. Grayson
                                             Roger L. Grayson

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.


                                         /s/ Kathryn S. Head
                                             Kathryn S. Head

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.


                                         /s/ F. William Ortman, Jr.
                                             F. William Ortman, Jr.

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.



                                         /s/ Rex R. Reed
                                             Rex R. Reed

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.


                                         /s/ Herbert Rubinstein
                                             Herbert Rubinstein

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.


                                         /s/ John T. Sullivan
                                             John T. Sullivan

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.


                                         /s/ Robert F. Wentworth
                                             Robert F. Wentworth

                         First Investors Series Fund II, Inc.

                                  Power of Attorney



               KNOW ALL MEN BY THESE PRESENTS that the undersigned officer and/or director of First Investors Series Fund II, Inc. hereby appoints Larry R. Lavoie or Glenn O. Head, and each of them, his true and lawful attorney to execute in his name, place and stead and on his behalf a Registration Statement on Form N-1A for the registration pursuant to the Securities Act of 1933 and the Investment Company Act of 1940 of shares of common stock of said M a ryland corporation and any and all amendments to said Registration Statement (including post-effective amendments), and all instruments necessary or incidental in connection therewith and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform in the name and on behalf of the undersigned every act whatsoever requisite or desirable to be done in the premises, as fully and to all intents and purposes as the undersigned might or could do, the undersigned hereby ratifying and approving all such acts of said attorney.

               IN WITNESS WHEREOF, the undersigned has executed this instrument this 17th day of August, 1995.



                                         /s/ James M. Srygley
                                             James M. Srygley